UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one redeemable warrant and one right	BLACU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	BLAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	BLACW	The Nasdaq Stock Market LLC
Right to receive one-tenth (1/10) of one share of common stock	BLACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated Business Combination Agreement

As previously disclosed by Bellevue Life Sciences Acquisition Corp., a Delaware corporation (“BLAC”), in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 16, 2023, BLAC and OSR Holdings Co., Ltd., a corporation organized under the laws of the Republic of Korea (the “Company”), entered into a Business Combination Agreement, dated November 16, 2023 (the “Business Combination Agreement”), pursuant to which, prior to the closing under the Business Combination Agreement (the “Closing”), each holder of Company Common Stock that executes a Participating Stockholder Joinder to the Business Combination Agreement on or prior to the Closing (each such Person, a “Participating Company Stockholder”), and each holder of Company Common Stock that executes a Non-Participating Stockholder Joinder on or prior to the Closing (each such Person, a “Non-Participating Company Stockholder”) will be joined as parties to the Business Combination Agreement, pursuant to which at the Effective Time (i) BLAC shall issue the Aggregate Participating Consideration to the Participating Company Stockholders, and (ii) the Participating Company Stockholders shall sell, transfer, convey, assign and deliver all of their respective shares of Company Common Stock to BLAC (subclauses (i) and (ii), collectively, the “Share Exchange”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the A&R BCA (as defined below).

On May 23, 2024, BLAC and the Company entered into an Amended and Restated Business Combination Agreement (the “A&R BCA”), which reflects certain changes and updates to the terms set forth in the Business Combination Agreement including: (i) the removal of references to the proposed acquisition by the Company of Landmark BioVentures AG, and incidental changes related thereto; (ii) a reduction in the Aggregate Consideration from 25,033,961 shares of BLAC Common Stock to 24,461,214 shares of BLAC Common Stock; (iii) a reduction in the Aggregate Consideration Value from $250,339,610 to $244,612,136; and (iv) changes to the designation of the post-closing Board of Directors of BLAC.

The foregoing description of the A&R BCA does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R BCA, a copy of which is attached as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Some officers and directors of BLAC, including Kuk Hyoun Hwang, have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of BLAC stockholders. Mr. Hwang is the Chief Executive Officer and a member of the Board of Directors of BLAC and Chief Executive Officer and Chairman of the Board of the Company. The Board of Directors of BLAC formed a separate committee (the “M&A Committee”), consisting of independent directors, to review and consider these interests during the negotiation of the Business Combination Agreement, the A&R BCA, and in evaluating and unanimously approving, as members of the BLAC Board, the Business Combination Agreement and the A&R BCA.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 24, 2024, Steven Reed provided notice of his resignation as a member of the BLAC Board of Directors (the “BLAC Board”) effective immediately, including his chairmanship of the BLAC Board, his chairmanship and service on the Compensation Committee of the BLAC Board (the “Compensation Committee”), and his service on the M&A Committee. Dr. Reed’s resignation was not the result of any dispute or disagreement with BLAC or the BLAC Board on any matter relating to the Company’s operations, policies or practices.

On May 27, 2024, the BLAC Board appointed Mr. Phil Geon Lee as a director, effective immediately. Mr. Lee was appointed as a member of the Audit Committee of the BLAC Board (the “Audit Committee”), filling the vacancy created by the resignation of Hosun Euh, as previously reported by BLAC on Form 8-K filed with the SEC on June 14, 2023. The BLAC Board also appointed Jin Whan Park to act as chairman of the Audit Committee. Additionally, Mr. Lee was appointed as a member and chairman of the Compensation Committee and a member of the M&A Committee, filling vacancies created by Dr. Reed’s resignation. Radclyffe Roberts was also appointed as chairman of the M&A Committee.

Since May 2023, Mr. Lee, 56, has held the position of Managing Director/Value Add Team at IGIS Asset Management, a real estate investment adviser in Korea. Mr. Lee’s previous roles include serving as Chief Compliance Officer at IKR Co., Ltd. (a joint venture between IGIS Asset Management and KKR & Co. Inc.) from February 2023 to April 2023, CEO of Tropics Private Equity Co., Ltd. from April 2021 to January 2023, Managing Director at KDS Asset Management Co., Ltd. from February 2020 to March 2021, and Head of Legal at Korea Investment Corporation from March 2016 to December 2019. BLAC believes Mr. Lee is well qualified to serve as a director because of his extensive experience in both legal and investment sectors across various asset classes, demonstrating significant expertise in capital markets.

The BLAC Board has affirmatively determined that Mr. Lee meets the applicable standards for an independent director under the rules of the Nasdaq Stock Market LLC. Mr. Lee will not be compensated by BLAC for his services as a director. In connection with his appointment, Mr. Lee has entered into a Letter Agreement and an Indemnity Agreement with BLAC on the same terms as the Letter Agreement and Indemnity Agreement entered into by the directors and officers of BLAC at the time of the BLAC’s initial public offering and in the form previously filed as Exhibits 10.1 and 10.6, respectively, to BLAC’s Annual Report on Form 10-K filed with the SEC on April 17, 2024.

Other than the foregoing, Mr. Lee is not a party to any arrangement or understanding with any person pursuant to which he was appointed as director, nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving BLAC.

Additional Information and Where to Find It

BLAC will prepare a proxy statement/prospectus (the “BLAC proxy statement/prospectus”) to be filed with the SEC and mailed to BLAC’s stockholders. BLAC and the Company urge investors and other interested persons to read, when available, the BLAC proxy statement/prospectus, as well as other documents filed by BLAC with the SEC, because these documents will contain important information about the proposed business combination. Such persons can also read BLAC’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and its registration statement on Form S-1 for its initial public offering, all as filed with the SEC for more information about BLAC and the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The BLAC proxy statement/prospectus, once available, and BLAC other reports can be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

BLAC, the Company, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of BLAC stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of BLAC’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on April 17, 2024, and its registration statement on Form S-1 for its initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to BLAC’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of BLAC’s and the Company’s equity holders and participants in the solicitation, which may, in some cases, be different than those of BLAC’s and the Company’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of BLAC and the Company may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the satisfaction of the closing conditions to the proposed business combination, the timing of the completion of the proposed business combination and the future performance of the Company, including the anticipated impact of the proposed business combination on this performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of BLAC and the Company and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement with respect to the proposed business combination, (2) the outcome of any legal proceedings that may be instituted against the parties in connection with the proposed business combination; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of BLAC or the failure of any other conditions to closing; (4) the impact of the COVID-19 pandemic (or any other global health disruption) on (x) the parties’ ability to consummate the proposed business combination and (y) the business of the Company and the surviving company; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; (6) the inability to obtain or maintain the listing of the surviving company’s common stock on Nasdaq or any other national stock exchange following the proposed business combination; (7) the risk that the consummation of the proposed business combination disrupts the current plans and operations of the Company; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the surviving company to continue to raise additional capital to finance operations and to retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the demand for the Company’s and the surviving company’s technologies, products or product candidates together with the possibility that the Company and/or the surviving company may be adversely affected by other economic, business, and/or competitive factors; (12) risks and uncertainties related to the Company’s business; and (13) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC by BLAC and (y) other documents filed or to be filed with the SEC by BLAC. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. BLAC and the Company do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Amended and Restated Business Combination Agreement, dated as of May 23, 2024, between Bellevue Life Sciences Acquisition Corp. and OSR Holdings Co., Ltd.

10.1	Form of Participating Stockholder Joinder Agreement (Incorporated by reference to Exhibit 10.1 to BLAC’s Current Report on Form 8-K (File No. 001-41390) filed with the SEC on November 16, 2023)

10.2	Form of Non-Participating Stockholder Joinder Agreement (Incorporated by reference to Exhibit 10.2 to BLAC’s Current Report on Form 8-K (File No. 001-41390) filed with the SEC on November 16, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2024

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

By:	/s/ Kuk Hyoun Hwang
Name:	Kuk Hyoun Hwang
Title:	Chief Executive Officer